                                                                    EXHIBIT 10.2

                      DIRECTORS' STOCK OPTION PLAN (1987)
                      -----------------------------------
                                       OF
                                       --
                               ADAC LABORATORIES
                               -----------------



          1.   PURPOSE.
               -------

          The purpose of this Directors' Stock Option Plan (1987) (the "Plan") is to assist the Company in attracting, motivating and retaining qualified non-employee directors by providing a means whereby such persons will be given an opportunity to acquire a proprietary interest in the Company's future growth by purchasing shares of Company Common Stock.

          2.   DEFINITIONS.
               -----------

          When used in this Plan, unless the context otherwise requires:

               (a) "Board of Directors" shall mean the Board of Directors of the Company as constituted at any time.

               (b) "Committee" shall mean the Committee as hereinafter described in Section 3 hereof.

               (c) "Company" shall mean ADAC Laboratories, a California corporation.

               (d) "Directors' Options" shall mean options to purchase 20,000 shares (subject to adjustment pursuant to Section 12 hereof) of Company Common Stock which may be granted each fiscal year by the Company to each person serving as a director of the Company who is not also an employee of the Company or any of its Subsidiary corporations.

               (e) "Fair Market Value" shall mean the closing price of the Company's Common Stock, as traded on the NASDAQ National Market System (or, if such shares are then listed on any national securities exchange, the closing price on such exchange) on the date as of which such value is being determined. If the Common Stock is not traded on the NASDAQ National Market System or any national securities exchange, Fair Market Value shall be determined by the Board on the basis of the best available market value information.

               (f) "Options" shall mean the Directors' Options issued pursuant to the Plan.

               (g) "Plan" shall mean the Directors' Stock Option Plan (1987) of the Company authorized and adopted by the Board of

Directors at its meeting held on July 28, 1987 and as amended from time to time.

               (h) "Share" shall mean a share of Common Stock of the Company.

               (i) "Subsidiary" shall mean any corporation in which the Company owns, directly or indirectly, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock.

          3.   ADMINISTRATION.
               --------------

          The Plan shall be administered by the Board of Directors or by a Committee which shall consist of such members of the Board of Directors of the Company or such other persons as may be appointed by the Board of Directors. The Board and, if any, the Committee, shall have full power and authority to construe, interpret and administer the Plan and to make determinations which shall be final, conclusive and binding upon all persons, including but not limited to the Company, the shareholders and any person having an interest in any Options. If a member of the Committee, for any reason, shall cease to serve, the vacancy may be filled by the Board of Directors. Any member of the Committee may be removed at any time, with or without cause, by the Board of Directors.

          4.   ELIGIBILITY.
               -----------

          Options may be granted only to non-employee directors of the Company; employees of the Company or any of its Subsidiary corporations are not eligible to receive Options under the Plan.

          5.   SHARES SUBJECT TO THE PLAN.
               --------------------------

          Subject to the provisions of Section 12 (relating to adjustments upon changes in shares), the Shares which may be sold pursuant to Directors' Options granted under the Plan shall not exceed in the aggregate 300,000 shares of the Company's authorized Common Stock, without par value. If any Option under the Plan shall for any reason terminate or expire without having been exercised in full, the Shares not purchased under such Option shall again be available under the Plan.

          6.   ANNUAL OPTION GRANTS.
               --------------------

          The number of Shares to be optioned to each non-employee director shall be fixed at 20,000 Option Shares during each fiscal year of the Company. The initial annual grant shall be made on the date of approval of the Plan by the shareholders of the Company. Except for the limitations upon the duration, vesting, exercise price and method of exercise of Directors' Options as hereinafter set forth, the form of Option, including the terms and provisions thereof, shall be as determined from time to time by the Board of Directors or the Committee and each Option issued may contain terms and provisions different from other Options granted to the same or other Option recipients. An Option Agreement, signed by an officer of the Company, shall be issued to each person to whom an Option is granted.

          7.   PRICE.
               -----

          The purchase price per Share for the Shares to be purchased pursuant to the exercise of any Option shall be fixed by the Board of Directors or the Committee at the time of grant of the Option, but shall always equal 100% of the Fair Market Value of the Shares on the date such Option is granted.

          8.   DURATION OF OPTIONS.
               -------------------

          All Directors' Options issued under the Plan shall have a duration of five (5) years from the date of grant, regardless of any termination of the Plan prior to the exercise of such Options.

          9.   NON-TRANSFERABILITY OF OPTIONS.
               ------------------------------

          Options shall not be transferable by the holder thereof otherwise than by will or the laws of descent and distribution to the extent provided herein, and Options may be exercised or surrendered during the holder's lifetime only by the holder thereof.

          10.  EXERCISE OF OPTIONS.
               -------------------

               (a) Except in the event of death, in which case they may be exercised in full immediately, and except as provided in Section 12 below, Directors' Options may be exercised only in installments as follows: 50% of the Shares subject to the Option may be exercised after 12 months from the date of grant; and all of the Shares subject to the Option may be exercised after 24 months from the date of grant; provided, however, that Options may be exercised only during the periods beginning on the third business day following the date on which the Company issues a news release containing the operating results of a fiscal quarter or fiscal year and ending on the twelfth business day following such date.

               (b) An Option shall be exercised by the delivery of a duly signed notice in writing to such effect, together with the full purchase price.
Payment of the purchase price shall be made in cash or outstanding Common Stock of the Company already owned by the optionee (valued at Fair Market Value). Option Agreements under the Plan may contain a provision to the effect that all Federal and state taxes required to be withheld or collected from an Optionee upon exercise of an Option may be satisfied by the withholding of a sufficient number of exercised Option shares which, valued at Fair Market Value on the date of exercise, would be equal to the total withholding obligation of Optionee.

               (c) The Company will, as soon as practicable after the exercise of an Option, deliver to the person entitled thereto a certificate or certificates for the Shares purchased pursuant to the exercise of the Option.

          11.  TERMINATION.
               -----------

          If a holder of a Directors' Option shall resign or be removed as a director, the Option of such holder shall terminate, except that, subject to the limitation stated in the last sentence of this Section 11, (i) if his director's status with the Company is terminated for any reason other than his death, he may at any time within three months after such termination exercise his Option but only to the extent that it was exercisable by him on the date of termination and only if his status was not terminated because of a violation of his normal duties; and (ii) if he dies while serving as a director of the Company, or within three months after termination of such status, his Option may be exercised by the person or persons to whom his rights under the Option shall pass by will or by the laws of descent and distribution, without regard to the vesting provisions included in the Option. In no event may an Option be exercised to any extent by anyone after the expiration of its term.

          12.  CHANGES IN CAPITALIZATION:  SPLITS, LIQUIDATIONS, MERGERS AND
               -------------------------------------------------------------
REORGANIZATIONS.
---------------

               (a) The aggregate number of shares of Common

Stock for which Options may be granted to eligible persons under the Plan, the number of shares of Common Stock covered by each outstanding Option and the price per share thereof in each such Option may be proportionately adjusted by the Board of Directors or the Committee for any increase or decrease in the number of issued shares of Common Stock of the Company resulting from a stock split, a reverse stock split, a subdivision or consolidation of shares or other similar capital adjustment, the payment of a stock dividend or any other increase or decrease in such shares effected without receipt of consideration by the Company. Any such determination by the Board of Directors of the Company shall be conclusive.

               (b) Upon the dissolution or liquidation of the Company or upon any reorganization, merger, consolidation pursuant to which the Company does not survive (except for a reincorporation of the Company in another state), or sale of all or substantially all of the assets of the Company or upon a change in the composition of the Board of Directors (not approved by a majority of the directors in office at the time of such change) which results in a change in "control" of the Company (for purposes of this subsection "control" is defined in Rule 405 promulgated by the Securities Exchange Commission under the Securities Act of 1933, as amended) the Plan and each outstanding Option shall terminate; provided that in such event each outstanding unexercised Option shall become fully vested under the Plan and shall be immediately exercisable thirty
(30) days prior to the effective date of such dissolution, liquidation, reorganization, merger, consolidation, sale of assets or change in control, and each Optionee may exercise, in whole or in part, any unexpired Option or Options previously issued to him, without regard to the installment or vesting provisions of his Option or Options. The grant of an Option under the Plan shall not affect in any way the ability of the Company to change or adjust its capital structure or to merge, consolidate, dissolve, liquidate or to sell or transfer all or any part of its business or assets.

          13.  ISSUANCE OF SHARES AND COMPLIANCE WITH SECURITIES ACT.
               -----------------------------------------------------

          The Company may postpone the issuance and delivery of Shares upon any exercise of an Option until (a) the admission of such Shares to listing on any stock exchange on which Shares of the Company of the same class are then listed and (b) the completion of such registration or other qualification of such Shares under any state or Federal law, rule or regulation as the

Company shall determine to be necessary or advisable. Any person exercising an Option shall make such representations and furnish such information as may, in the opinion of counsel for the Company, be appropriate to permit the Company to issue the Shares in compliance with the provisions of the Securities Act of 1933, as amended.

          14.  AMENDMENT AND TERMINATION OF THE PLAN.
               -------------------------------------

               (a) Except as hereinafter provided, the Board of Directors or the Committee may at any time withdraw or from time to time amend the Plan and the terms and conditions of any Options not theretofore issued, and the Board of Directors or the Committee, with the consent of the affected holder of an Option, may at any time amend the terms and conditions of such Options as have been theretofore granted. Notwithstanding the foregoing, any amendment to the Plan by the Board of Directors or Committee which would (i) increase the number of Shares issuable under Options, (ii) change the class of persons to whom Options may be granted or (iii) change in any material respect the limitations or provisions pertaining to Options, shall be subject to the approval of the holders of a majority of the shares of the Company present at any meeting of shareholders and entitled to vote thereat either prior to or within one year after such amendment.

               (b) The determination of the Board of Directors or the Committee as to any questions which may arise with respect to the interpretation of the provisions of the Plan and Options granted hereunder shall be final and conclusive.

               (c) The Board of Directors or the Committee may authorize and establish such rules, regulations and revisions thereof, not inconsistent with the provisions of the Plan, as it may deem advisable to make the Plan and Options effective or provide for their administration, and may take such other action with regard to the Plan and Options as it shall deem desirable to effectuate their purpose.

               (d) The Plan shall remain in effect until such time as it is terminated by the Board of Directors of the Company. No such termination shall affect Options granted prior thereto.

          15.  EFFECTIVE DATE OF THE PLAN.
               --------------------------

          The Plan was adopted on July 28, 1987, and is subject to approval of the holders of a majority of the shares of the

Company present at any meeting of shareholders and entitled to vote thereat. Options may not be granted under the Plan prior to such shareholder approval.

                              Adopted by the Board of
                              Directors on July 28, 1987

                               ADAC LABORATORIES
                               -----------------

               AMENDMENTS TO DIRECTORS' STOCK OPTION PLAN (1987)
               -------------------------------------------------


     The Directors' Stock Option Plan (1987) (the "Plan") of ADAC Laboratories, a California Corporation (the "Company"), is hereby amended in the following respects:

     1.   ANNUAL OPTION GRANTS.
          --------------------

          Section 6 is deleted in its entirety and the following is substituted in its place:

          "6.  ANNUAL OPTION GRANTS.
               --------------------

               The number of Shares to be optioned to each non-employee director shall be fixed at 20,000 Option Shares during each fiscal year of the Company. Options to purchase 20,000 Option Shares shall be granted to each eligible non-employee director on the date of his becoming a director of the Company and annually thereafter on March 15 of each year (or the next business day if a weekend or holiday). The initial annual grant shall be made on the date of approval of the Plan by the shareholders of the Company. Each option shall be for a term of five (5) years from the date of grant and shall vest and become exercisable fifty percent (50%) upon the first anniversary of the date of grant and become fully exercisable upon the second anniversary of the date of grant. An option agreement, signed by an officer of the Company, shall be issued to each person to whom an option is granted."

     2.   NON-TRANSFERABILITY OF OPTIONS.
          ------------------------------

          Section 9 is deleted in its entirety and the following is substituted in its place:

          "9.  NON-TRANSFERABILITY OF OPTIONS.
               ------------------------------

               (a) Options shall not be transferrable by the holder thereof otherwise than (i) by will, (ii) pursuant to the laws of descent and distribution or (iii) if then permitted by Rule 16b-3, promulgated under the Securities Exchange Act of 1934, as amended, pursuant to a qualified domestic relations order as defined by the Internal Revenue Code of 1986, as amended, or by Title I of the Employee Retirement Income Security Act (ERISA), or the rules thereunder; provided, however, that an Option holder may designate a beneficiary who, upon Option holder's death, may exercise the Option to the extent permitted in Section 10 of the Plan.

               (b) Subject to early acceleration as provided herein, at least six months must elapse from the date of the grant of the Directors' Options to the date of disposition of the Directors' Option (other than upon exercise or conversion) or the shares subject to such Directors' Option."

     3.   AMENDMENT AND TERMINATION OF THE PLAN.
          -------------------------------------

          A new subsection 14(e) is added as follows:

               "(e) Notwithstanding anything in the Plan to the contrary, the terms and conditions of this Plan shall not be amended more than once every six months other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Securities Act, or the rules thereunder."

     4.   EFFECTIVE DATE.*
          --------------

          In all other respects, and except as expressly provided herein, the Plan is hereby confirmed. These amendments to the Plan, as set forth herein, have been approved by the Board of Directors on February 20, 1992, and are effective on and as of such date. Shareholder approval of these amendments is not required in reliance on Securities Exchange Act Release No. 34-28869 (footnote 244), as such amendments are designed to conform the Plan with the new requirements of Rule 16b-3.



                              BY ORDER OF THE BOARD OF DIRECTORS



                              By /s/ Stanley D. Czerwinski
                                 ---------------------------------
                                 Stanley D. Czerwinski



*Adopted prior to 1-for-3 reverse stock split.

                               ADAC LABORATORIES
                               -----------------
               AMENDMENT TO DIRECTOR'S STOCK OPTION PLAN (1987),
              ------------------------------------ ------------
                                  AS AMENDED
                                  ----------



     The Director's Stock Option Plan 1987, as amended (the "Plan"), of ADAC Laboratories, a California corporation (the "Company"), as previously amended, is hereby further amended in the following respects:

     1.   SHARES SUBJECT TO THE PLAN.  Section 5 of the Plan, entitled "Shares
          --------------------------
Subject to the Plan", is hereby amended to delete the first sentence and to substitute in its place the following first sentence:

          "Subject to the provisions of Section 12 (relating to adjustments upon changes in shares), the Shares which may be sold pursuant to Directors' Options granted under the Plan shall not exceed in the aggregate 500,000* shares of the Company's Common Stock".

     2.   EFFECTIVE DATE.  In all other respects, and except as expressly
          --------------
provided herein, the Plan is hereby confirmed. This Amendment to the Plan, as set forth herein, has been approved by the Board of Directors of the Company on May 6, 1992 and is made subject to the consent of the shareholders at the Company's next Annual Meeting of Shareholders.


                              BY ORDER OF THE BOARD OF DIRECTORS



                              By   /s/ Stanley D. Czerwinski
                                ---------------------------------

                              Title    President
                                   ------------------------------



*Prior to 1-for-3 reverse stock split.

                                AMENDMENT NO. 3
                                ---------------
                                      TO
                                      --
                              ADAC LABORATORIES'
                              ------------------
                      DIRECTORS' STOCK OPTION PLAN (1987)
                      -----------------------------------


     The Directors' Stock Option Plan (1987) (the "Plan") of ADAC Laboratories, a California Corporation (the "Company"), is hereby amended in the following respects:

          1.   DEFINITIONS.
               -----------

          Section 2(d), concerning the definition of "Directors' Options," is hereby amended to delete the sentence and to substitute in its place the following sentence:

               "(d) 'Directors' Options' shall mean options to purchase shares of Company Common Stock which may be granted each fiscal year by the Company to each person serving as a director of the Company who is not also an employee of the Company or any of its Subsidiary corporations."

          2.   SHARES SUBJECT TO THE PLAN.
               --------------------------

          Section 5 of the Plan, entitled "Shares Subject to the Plan," is hereby amended to delete the first sentence and to substitute in its place the following first sentence:

               "Subject to the provisions of Section 12 (relating to adjustments in the number of shares upon certain changes), the Shares which may be sold pursuant to Directors' Options granted under the Plan shall not exceed in the aggregate 231,666 shares of the Company's authorized Common Stock."

          3.   OPTION GRANTS.
               -------------

          Section 6, entitled "Annual Option Grants," is deleted in its entirety and the following is substituted in its place:

               "6.  Annual Option Grants.
                    --------------------

                    The number of shares to be optioned to each non-employee director shall be fixed at 3,333 Option Shares during each fiscal year of the Company and such grant shall automatically occur on March 15th of each year except during each fifth year the director shall receive a grant of 20,000 shares (in lieu of the 3,333 share annual grant), provided, however, that on the date a person first becomes a director such person shall receive an option grant of 20,000 shares. Each option shall be for a term of five (5) years from the date of grant and each annual 3,333 share grant shall vest and become fully exercisable upon the first anniversary of the date of grant and each 20,000 share grant shall vest and become exercisable 25% per year. An option agreement, signed by an officer of the Company, shall be issued to each person to whom an option is granted."

               4.   "EXERCISE OF OPTIONS."
                    --------------------

          Section 10(a), entitled "Exercise of Options," is hereby deleted in its entirety and the following subsection is substituted in its place:

               "(a) Except in the event of death, in which case the Directors' Options may be exercised in full immediately, and except as provided in Section 12 below, Directors' Options may be exercised only as follows: (i) each annual 3,333 share grant shall vest and become fully exercisable upon the first anniversary of the date of grant and
     (ii) each 20,000 share grant shall vest and become fully exercisable 25% per year."

          5.   "CHANGE IN CONTROL."
               ------------------

          Section 12(b), entitled "Changes in Capitalization: Splits, Liquidations, Mergers and Reorganizations," is deleted in its entirety and the following subsection is substituted in its place:

               "(b)(i) Except and to the extent provided otherwise in, or limited by, employment, severance or similar written agreements between the Company and an Optionee, ten (10) days prior to a "Change in Control" (as defined below), all stock options which are then not exercisable shall immediately vest and become exercisable, regardless of the original vesting schedule. A "Change in Control" of the Company shall be deemed to have occurred if (a) any "person" or "group" (as defined in or pursuant to Sections 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), becomes the "beneficial owner" (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company representing 40% or more of the voting power of the common stock outstanding which votes generally for the election of directors; (b) as a result of market or corporate transactions or shareholder action, the individuals who constitute the Board of Directors of the Company at the beginning of any period of 12 consecutive months (but commencing not earlier than July 1, 1995), plus any new directors whose election or nomination was approved by a vote of at least two-thirds of the directors still in office who were directors at the beginning of such period of 12 consecutive months, cease for any reason during such period of 12 consecutive months to constitute at least two-thirds of the members of such Board; or (c) the Company sells, through merger, assignment or otherwise, in one or more transactions other than in the ordinary course of business, assets which provided at least 2/3 of the revenues or pre-tax net income of the Company and its subsidiaries on a consolidated basis during the most recently-completed fiscal year.

               (ii) Notwithstanding paragraph (i) above, the following events shall not constitute a Change in Control: any acquisition of beneficial ownership pursuant to (a) a reclassification, however effected, of the Company's authorized common stock, or (b) a corporate reorganization involving the Company or any of its subsidiaries which does not result in a material change in the ultimate ownership by the shareholders of the Company (through their ownership of the Company or its successor resulting from the reorganization) of the assets of the Company and its subsidiaries, but only if such reclassification or reorganization has been approved by the Company's Board of Directors."

          6.   EFFECTIVE DATE.
               --------------

          In all other respects, and except as expressly provided herein, the Plan is hereby confirmed. These amendments to the Plan, as set forth herein, have been approved by the Board of Directors on November 2, 1995, and the amendments set forth in paragraphs 2, 3 and 5 above have been approved by the shareholders on March 6, 1996 and all amendments are effective on and as of such later date.

                              BY ORDER OF THE BOARD OF DIRECTORS


                              By /s/ David L. Lowe
                                 ----------------------------------
                                 David L. Lowe,
                                   Chairman of the Board

                                AMENDMENT NO. 4
                                ---------------
                                      TO
                                      --
                              ADAC LABORATORIES'
                              ------------------
                      DIRECTORS' STOCK OPTION PLAN (1987)
                      -----------------------------------


     The Directors' Stock Option Plan (1987) (the "Plan") of ADAC Laboratories, a California Corporation (the "Company"), is hereby amended in the following respects:

          1.   SHARES SUBJECT TO THE PLAN.
               --------------------------

          Section 5 of the Plan, entitled "Shares Subject to the Plan," is hereby amended to delete the first sentence and to substitute in its place the following first sentence:

               "Subject to the provisions of Section 12 (relating to adjustments in the number of shares upon certain changes), the Shares which may be sold pursuant to Directors' Options granted under the Plan shall not exceed in the aggregate 288,331 shares of the Company's authorized Common Stock."

          2.   EFFECTIVE DATE.
               --------------

          Except as amended above, in all other respects the Plan is hereby confirmed. The amendment to the Plan, as set forth herein, has been approved by the Board of Directors on October 31, 1996, and have been approved by the shareholders on May 15, 1997, and are effective as of such later date.


                              BY ORDER OF THE BOARD OF DIRECTORS


                              By /s/ David L. Lowe
                                 ----------------------------------
                                 David L. Lowe,
                                   Chairman of the Board